John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Credit Suisse,	Deutsche Bank Securities Inc,
	Goldman Sachs,	UBS Securities LLC,
	Credit Agricole Securities USA,	Mitsubishi UFJ Securities USA,
	Mizuho Securities USA Inc,	RBC Capital Markets,
	Scotia Capital Inc,	SMBC Nikko Securities America,
	SunTrust Robinson Humphrey,	TD Securities,
Wells Fargo Securities

(2)	Names of Issuers: CCO SAFARI II LLC 6.484%

(3)	Title of Securities: CHTRIG 6.484%

(4)	Cusip: 161175AP9

(5)	Date of First Offering: 7/9/2015

(6)	Amount of Total Offering: 3,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
LYNX II CORP	6.375	4/15/2023	Cable & Satellite TV	5.315
ALTICE FINANCING	6.5	1/15/2022	Cable & Satellite TV	6.046
NUMERICABLE-SFR	6.25	5/15/2024	Cable & Satellite TV	6.286

(8)	Underwriting Spread or Commission: 0.19354838709%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/9/2015

(11)	Portfolio Assets on Trade Date: $363,710,087

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 425,000 bonds @ $100 = $425,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,000,000 bonds @ $100 = $31,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.117%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	ABN AMRO Securities USA LLC,
	BBVA Securities Inc,	BMO Capital Markets Corp,
	Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
	Merrill Lynch Pierce Fenner &,	RBC Capital Markets LLC,
	Scotia Capital USA Inc,	US Bancorp,
Wells Fargo Securities LLC

(2)	Names of Issuers: GENESIS ENERGY LP/GENESI 6.75%

(3)	Title of Securities: GEL 6.75%

(4)	Cusip: 37185LAH5

(5)	Date of First Offering: 7/16/15

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 98.629

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ONEOK INC	6	6/15/2035	Gas Distribution	6.357
ENERGY TRANS	5.875	1/15/2024	Gas Distribution	5.185
SABINE PASS LIQU	5.75	5/15/2024	Gas Distribution	5.822

(8)	Underwriting Spread or Commission: 1.487%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/16/15

(11)	Portfolio Assets on Trade Date: $365,180,215

(12)	Price Paid per Unit: 98.629

(13)	Total Price Paid by Portfolio: 675,000 bonds @ $98.629 = $665,745.75

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $98.629 = $986,290
1

(15)	% of Portfolio Assets Applied to Purchase
0.182%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	Goldman Sachs
Wells Fargo Securities LLC
Co Manager:
	Mizuho Securities USA Inc	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: MALLINCKRODT 5.625%

(3)	Title of Securities: MNK 5.625%

(4)	Cusip: 561233AD9

(5)	Date of First Offering: 9/9/2015

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TELEFLEX INC	5.25%	6/15/2024	MEDICAL PRODUCTS	5.285%
HALYARD HEALTH	6.25%	10/15/2022	MEDICAL PRODUCTS	5.786%
GRIFOLS WORLDWIDE	5.25%	4/1/2022	MEDICAL PRODUCTS	5.388%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/9/15

(11)	Portfolio Assets on Trade Date: $347,762,364

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,250,000 bonds @ $100 = $1,250,000
1

(15)	% of Portfolio Assets Applied to Purchase
0.050%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
	Merrill Lynch Pierce Fenner & Smith,	Wells Fargo Securities LLC

Co-Managers
	ABN AMRO Securities USA LLC	BB&T Capital Markets
	BBVA Securities Inc	Comerica Securities
	Goldman Sachs	HSBC Securities
	ING Financial Markets LLC	Mizuho Securities USA Inc
	Morgan Stanley & Co Inc	PNC Capital Markets
	RBC Capital Markets LLC	Santander Investment Securities
US Bancorp

(2)	Names of Issuers: TARGA RESOURCES PARTNERS 6.75%

(3)	Title of Securities: NGLS 6.75%

(4)	Cusip: 87612BAX0

(5)	Date of First Offering: 9/9/2015

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GIBSON ENERGY	6.75%	7/15/2021	Gas Distribution	7.613
NUSTAR LOGISITICS	6.75%	2/1/2021	Gas Distribution	6.401
LBC TANK TERMINAL HOLDING	6.875%	5/15/2023	Gas Distribution	6.076

(8)	Underwriting Spread or Commission: 0.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/9/2015

(11)	Portfolio Assets on Trade Date: $347,772,301

(12)	Price Paid per Unit: 100
1

(13)	Total Price Paid by Portfolio: 480,000 bonds @ $100 = $480,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $100,000,000

(15)	% of Portfolio Assets Applied to Purchase
13.802%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	BNP Paribas
	Credit Suisse Securities	Goldman Sachs
	JP Morgan Securities	Wells Fargo Securities LLC

Co Manager:
	BBVA Securities Inc.	Citigroup Global Markets Inc.
	Fifth Third Securities Inc.	Mitsubishi UFJ Securities USA,
	Mizuho Securities USA Inc.	PNC Capital Markets,
	TD Securities USA LLC	US Bancorp
	PNC Capital Market,	RBC Capital Markets LLC
	Santander Investment Securities	US Bancorp

(2)	Names of Issuers: ALLEGION PLC 5.875%

(3)	Title of Securities: ALLE 5.875%

(4)	Cusip: 01748TAA9

(5)	Date of First Offering: 9/11/15

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MASCO CORP	5.85	3/15/2017	Building Materials	2.568%
ABC SUPPLY CO	5.625	4/15/2021	Building Materials	5.838%
SUMMIT MATERIALS	6.125	7/15/2023	Building Materials	6.706%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/11/15

(11)	Portfolio Assets on Trade Date: $346,031,805

(12)	Price Paid per Unit: 100
1

(13)	Total Price Paid by Portfolio: 135,000 bonds @ $100 = $135,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.039%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Barclays Capital
	Citigroup Global Markets Inc.	Credit Suisse
	Deutsche Bank Securities Inc.	Goldman Sachs
Wells Fargo

(2)	Names of Issuers: BERRY PLASTICS

(3)	Title of Securities: BERY 6%

(4)	Cusip: 085790AZ6 previous 08579LAA5

(5)	Date of First Offering: 9/16/2015

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CROWN AMER/CAP	6.25%	2/1/2021	PACKAGING	3.900%
REYNOLDS GROUP	6.875%	2/15/2021	PACKAGING	4.512%
SEALED AIR CORP	6.5%	12/1/2020	PACKAGING	4.338%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/16/2015

(11)	Portfolio Assets on Trade Date: $344,735,236

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 140,000 bonds @ $100 = $140,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
1

(15)	% of Portfolio Assets Applied to Purchase
0.041%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities	Merrill Lynch Pierce
	PNC Capital Markets	SunTrust Robinson Humphrey
	US Bancorp	Wells Fargo Securities LLC
Co Manager:
	Canaccord Genuity	FTN Financial Securities Corp
	Macquarie Capital Partners LLC	RBS Securities Inc
Regions Securities LLC

(2)	Names of Issuers: CORRECTIONS CORP 5%

(3)	Title of Securities: CXW 5%

(4)	Cusip: 22025YAQ3

(5)	Date of First Offering: 9/21/2015

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MASTEC INC	4.875%	3/15/2023	SUPPORT-SERVICES	7.638%
SOTHEBY’S	5.25%	10/1/2022	SUPPORT-SERVICES	6.051%
AVIS BUDGET CAR	5.5%	4/1/2023	SUPPORT-SERVICES	5.36%

(8)	Underwriting Spread or Commission: 0.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/21/2015

(11)	Portfolio Assets on Trade Date: $344,183,445

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100 = $700,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.203%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Fifth Third Securities Inc.	JP Morgan Securities
	Merrill Lynch	Wells Fargo Securities LLC
Co Manager:
Barclays Capital

(2)	Names of Issuers: TEMPUR SEALY 5.625%

(3)	Title of Securities: TPX 5.625%

(4)	Cusip: 88023UAC5

(5)	Date of First Offering: 9/21/2015

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENERGIZE HOLDINGS	4.7%	5/24/2022	PERSONAL & HOUSEHOLD PRODUCTS	4.327%
AVON PRODUCTS	6.75%	3/15/2023	PERSONAL & HOUSEHOLD PRODUCTS	11.793%
CENTRAL GARDEN	8.25%	3/1/2018	PERSONAL & HOUSEHOLD PRODUCTS	4.53%

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/21/2015

(11)	Portfolio Assets on Trade Date: $344,183,445

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 70,000 bonds @ $100 = $70,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.020%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Barclays Bank PLC
	Credit Agricole Indosuez (UK)	Goldman Sachs
	HSBC Securities	JP Morgan, Morgan Stanley
	PNC Bank	Wells Fargo Securities LLC
Co Manager:
	Mitsubishi UFJ Financial	Scotia Capital Inc
	Stifel Nicolaus & Co Inc	SunTrust Robinson Humphrey
TD Securities

(2)	Names of Issuers: IRON MOUNTAIN 6%

(3)	Title of Securities: IRM 6%

(4)	Cusip: 46284VAA9

(5)	Date of First Offering: 9/24/2015

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
OUTERWALL INC.	5.875%	6/15/2021	SUPPORT-SERVICES	7.293%
SABRE GLBL INC.	5.375%	4/15/2023	SUPPORT-SERVICES	5.322%
AUDATEX NORTH AM	6%	6/15/2021	SUPPORT-SERVICES	5.927%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/24/2015

(11)	Portfolio Assets on Trade Date: $340,331,205

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 145,000 bonds @ $100 = $145,000
1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.043%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 3.579 07/23/20 144A, C#161175AK0

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Texas Instruments, C#882508AZ7
2)	Lam Research, C#512807AM0
3)	Marathon Oil Corporation, C#565849AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,226,082,603

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,125,000 bonds @ $100.000 = $2,125,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
53,000,000 bonds @ $100.000 = $53,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.173%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 4.464 7/23/22 144A, C#161175AL8

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Pepsico, C#713448CX4
2)	Entergy Corporation, C#29364GAH6
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,226,082,603

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $100.000 = $1,215,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 4.908 7/23/25 144A, C#161175AM6

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $4,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,226,082,603

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,125,000 bonds @ $100.000 = $2,125,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $100.000 = $70,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.173%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 6.384 10/23/35 144A, C#161175AN4

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,226,082,603

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
120,000 bonds @ $100.000 = $120,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $100.000 = $11,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.00978%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 6.484 10/23/45 144A, C#161175AP9

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Estee Lauder, C#29736RAG5
2)	Philip Morris Intl., C#718172BL2
3)	Pepsico, C#713448CQ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,226,082,603

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
730,000 bonds @ $100.000 = $730,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,000,000 bonds @ $100.000 = $31,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.0595%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.8 07/20/20, C#126650CJ7

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $2,750,000,000

(6)	Unit Price of Offering: $99.926

Comparable Securities

1)	Pepsico, C#713448CS5
2)	Kimberley-Clark, C#494368BP7
3)	General Mills, C#370334BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,219,731,526.78

(11)	Price Paid per Unit: $99.926

(12)	Total Price Paid by Portfolio:
1,620,000 bonds @ $99.926 = $1,618,801.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.926 = $59,955,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 3.5 07/20/22, C#126650CK4

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.957

Comparable Securities

1)	Entergy Corporation, C#29364GAH6
2)	Digital Realty Trust, C#25389JAL0
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,219,731,526.78

(11)	Price Paid per Unit: $99.957

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.957 = $649,720.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.957 = $11,994,840.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 3.875 07/20/25. C#126650CL2

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $98.994

Comparable Securities

1)	Campbell Soup, C#134429BA6
2)	Phillip Morris International, C#718172BM0
3)	Tyson Foods, C#902494AX1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,219,731,526.78

(11)	Price Paid per Unit: $98.994

(12)	Total Price Paid by Portfolio:
1,080,000 bonds @ $98.994 = $1,069,135.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $98.994 = $39,597,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 4.875 07/20/35, C #126650CM0

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $98.443

Comparable Securities

1)	American International Group, C#0268747DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,219,731,526.78

(11)	Price Paid per Unit: $98.443

(12)	Total Price Paid by Portfolio:
270,000 bonds @ $98.443 = $265,796.10
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $98.443 = $11,813,160.00

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 5.125 07/20/45, C#126650CN8

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	Estee Lauder, C#29736RAG5
2)	Philip Morris Intl., C#718172BL2
3)	Pepsico, C#713448CQ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,219,731,526.78

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
705,000 bonds @ $99.635 = $702,426.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.635 = $44,835,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo Securities
U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Comerica Securities
	J.P. Morgan	Fifth Third Securities
	Morgan Stanley	HSBC
	MUFG	PNC Capital Markets
	BMO Capital Markets	TD Securities
	BNY Mellon Capital Markets	The Williams Capital Group
Capital One Securities

(2)	Names of Issuers: Kohl’s Corporation

(3)	Title of Securities: KSS 5.55 07/17/45, Cusip #500255AV6

(4)	Date of First Offering: 07/14/15

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.681

Comparable Securities

1)	Marathon Oil Corporation, C#565849AM8
2)	RPM International, C#749685AU7
3)	Goldman Sachs Group, C#38148LAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 53 years

(9)	Trade Date: 07/14/15

(10)	Portfolio Assets on Trade Date: $1,221,140,280.57

(11)	Price Paid per Unit: $99.681

(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.681 = $538,277.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.681 = $19,936,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
53 Years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Sumitomo Mitsui Banking
	Fifth Third Securities	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Comerica Securities	RBS Securities
	Huntington Investment Co.	Santander Investment Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Penske Truck Leasing Company L.p./PTL Finance Corp.

(3)	Title of Securities: PENSKE 3.2 07/15/20 144A, C#709599AU8

(4)	Date of First Offering: 07/16/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.599

Comparable Securities

1)	Baidu Inc., C#05672AF5
2)	Dun & Bradstreet, C#26483EAH3
3)	Ingersoll-Rand Lux. Finance, C#456873AA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 07/16/15

(10)	Portfolio Assets on Trade Date: $1,223,426,080.89

(11)	Price Paid per Unit: $99.599

(12)	Total Price Paid by Portfolio:
1,870,000 bonds @ $99.599 = $1,862,501.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $99.599 = $43,832,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 2.7 07/15/20, C#91324PCM2

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HLW8
2)	Marathon Oil Corp., C#565849AN6
3)	American Tower Corp., C#03027XAF7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,222,314,196.36

(11)	Price Paid per Unit: $99.940

(12)	Total Price Paid by Portfolio:
1,130,000 bonds @ $99.940 = $1,129,322.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
26,000,000 bonds @ $99.940 = $25,984,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 3.75 07/15/25, C#91324PCP5

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities

1)	Abbot Laboratories, C#002824BB5
2)	Eli Lilly, C#532457BH0
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,222,314,196.36

(11)	Price Paid per Unit: $99.729

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.729 = $847,696.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.729 = $39,891,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 4.75 07/15/45, Cusip #91324PCR1

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.589

Comparable Securities

1)	Pepsico, C#713448CZ9
2)	Aon, C#00185AAH7
3)	Cardinal Health, C#14149YBB3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,222,314,196.36

(11)	Price Paid per Unit: $99.589

(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.589 = $333,623.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.589 = $32,864,370.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.027%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 2.45 07/29/20, C#458140AQ3

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities

1)	Texas Instruments, C#882508AZ7
2)	Lam Research, C#512807AM0
3)	Marathon Oil Corporation, C#565849AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.12%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,224,209,378.74

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
1,695,000 bonds @ $99.906 = $1,693,406.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,500,000 bonds @ $99.906 = $37,464,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.138%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 3.1 07/29/22, Cusip #458140AR1

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.956

Comparable Securities

1)	Pepsico, C#713448CX4
2)	Entergy Corporation, C#29364GAH6
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,224,209,378.74

(11)	Price Paid per Unit: $99.956

(12)	Total Price Paid by Portfolio:
1,130,000 bonds @ $99.956 = $1,129,502.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.956 = $39,982,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 3.7 07/29/25, C#458140AS9

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.851

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,224,209,378.74

(11)	Price Paid per Unit: $99.851

(12)	Total Price Paid by Portfolio:
1,415,000 bonds @ $99.851 = $1,412,891.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,000,000 bonds @ $99.851 = $61,907,620.00

(14)	% of Portfolio Assets Applied to Purchase
0.115%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 4.9 07/29/45, C#458140AT7

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.922

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HLL2
2)	Goldman Sachs Group, C#38148LAF3
3)	Shell International, C#822582BF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,224,209,378.74

(11)	Price Paid per Unit: $99.922

(12)	Total Price Paid by Portfolio:
595,000 bonds @ $99.922 = $594,535.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.922 = $36,971,140.00

(14)	% of Portfolio Assets Applied to Purchase
0.049%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	Academy Securities	National Bank of Canada
	ANZ Securities	Natixis Securities
	Barclays Capital	Nykredit Bank
	Cabrera Capital Markets	PNC Capital Markets
	CIBC World Markets	RB International Markets
	CL King & Associates	RBC Capital Markets
	Commerz Markets	Samuel A. Ramirez
	Credit Agricole Securities	Scotia Capital
	Credit Suisse Securities	TD Securities
	Fifth Third Securities	Telsey Advisory Group
	HSBC Securities	Wells Fargo Securities
	Imperial Capital	Williams Capital Group
Multi-Bank Securities

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 4.65 07/30/45, Cusip #172967JU6

(4)	Date of First Offering: 07/23/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities

1)	American Intl. Group, C#026874DF1
2)	JPMorgan Chase & Co., C#46625HLL2
3)	Goldman Sachs Group, C#38148LAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 07/23/15

(10)	Portfolio Assets on Trade Date: $1,227,311,248.71
1

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
2,010,000 bonds @ $99.855 = $2,007,085.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.855 = $44,934,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.164%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	BBVA Securities	nabSecurities
	BMO Capital Markets	Natixis Securities
	CIBC World Markets	Rabo Securities USA
	Citigroup Global Markets	RB International Markets
	Danske Markets	RBC Capital Markets
	Deutsche Bank Securities	RBS Securities
	Emirates NBD Capital	Santander Investment Securities
	ING Financial Markets	SG Americas Securities
	Lloyds Securities	Skandinaviska Enskilda Banken
	Macquarie Capital	SMBC Nikko Securities
	Merrill Lynch, Piece, Fenner	Standard Chartered Bank
	& Smith	Wells Fargo Securities
	Mizuho Securities USA	Academy Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 2 08/07/18, Cusip #40428HPU0

(4)	Date of First Offering: 08/04/15

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities

1)	Citigroup, C#172967JW2
2)	Lloyds Bank, C#53944VAG4
3)	Deutsche Bank, C#25152RYD9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/04/15

(10)	Portfolio Assets on Trade Date: $1,225,549,776.70
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
1,415,000 bonds @ $99.829 = $1,412,580.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.829 = $44,923,050.00

(14)	% of Portfolio Assets Applied to Purchase
0.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	BBVA Securities	nabSecurities
	BMO Capital Markets	Natixis Securities
	CIBC World Markets	Rabo Securities USA
	Citigroup Global Markets	RB International Markets
	Danske Markets	RBC Capital Markets
	Deutsche Bank Securities	RBS Securities
	Emirates NBD Capital	Santander Investment Securities
	ING Financial Markets	SG Americas Securities
	Lloyds Securities	Skandinaviska Enskilda Banken
	Macquarie Capital	SMBC Nikko Securities
	Merrill Lynch, Piece, Fenner	Standard Chartered Bank
	& Smith	Wells Fargo Securities
	Mizuho Securities USA	Academy Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 2.75 08/07/20, C#40428HPV8

(4)	Date of First Offering: 08/04/15

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.912

Comparable Securities

1)	Fifth Third Bancorp, C#316773CT5
2)	JPMorgan Chase & Co., C#46625HLW8
3)	American Tower Corporation, C#03027XAF7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/04/15

(10)	Portfolio Assets on Trade Date: $1,225,549,776.70
1

(11)	Price Paid per Unit: $99.912

(12)	Total Price Paid by Portfolio:
2,830,000 bonds @ $99.912 = $2,827,509.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.912 = $49,956,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.231%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	RBC Capital Markets	Wells Fargo securities
SunTrust Robinson Humphrey

Co-Managers
	Academy Securities	Great Pacific Securities
	BBVA Securities	Lloyds Securities
	CastleOak Securities	Loop Capital Markets
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	Santander Investment Securities

(2)	Names of Issuers: Duke Energy Progress

(3)	Title of Securities: DUK 3.25 08/15/25, C#26442UAA2

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities

1)	Pacific Gas & Electric, C#694308HM2
2)	Xcel Energy, C#98389BAR1
3)	Wisconsin Electric Power, C#976656CH9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,223,484,734.24

(11)	Price Paid per Unit: $99.695

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $99.695 = $1,131,538.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.695 = $19,939,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	RBC Capital Markets	Wells Fargo securities
SunTrust Robinson Humphrey

Co-Managers
	Academy Securities	Great Pacific Securities
	BBVA Securities	Lloyds Securities
	CastleOak Securities	Loop Capital Markets
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	Santander Investment Securities

(2)	Names of Issuers: Duke Energy Progress

(3)	Title of Securities: DUK 4.2 08/15/45, C#26442UAB0

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.493

Comparable Securities

1)	Tampa Electric Co., C#875127BD3
2)	Puget Sound Energy, C#745332CG9
3)	Delmarva Power & Light, C#247109BT7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,223,484,734.24

(11)	Price Paid per Unit: $99.493

(12)	Total Price Paid by Portfolio:
955,000 bonds @ $99.493 = $950,158.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.493 = $19,898,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	UBS
	ING Groep NV	Wells Fargo Bank
J.P. Morgan

Co-Managers
	Barclays Capital	Santander Investment Securities
	First Gulf Bank	Standard Chartered Bank
	KBS Securities	TD Securities
RBC Capital Markets

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 2.7 08/17/20 144A, Cusip #44987CAG3

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.930

Comparable Securities

1)	Fifth Third Bancorp, C#316773CT5
2)	JPMorgan Chase & Co., C#46625HLW8
3)	Lloyds Bank PLC, C#53944VAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,223,484,734.24

(11)	Price Paid per Unit: $99.930

(12)	Total Price Paid by Portfolio:
2,370,000 bonds @ $99.930 = $2,368,341.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.930 = $39,972,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.194%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	ANZ Securities	CIBC World Markets
	BBVA Securities	Citigroup Global Markets
	Commerz Markets	Comerica Securities
	Credit Agricole Securities	First Gulf Bank
	Danske Markets	Mizuho Securities USA
	ING Financial Markets	nabSecurities
	Lloyds Securities	Nat’l Bank of Abu Dhabi PJSC
	Morgan Stanley & Co.	RBC Capital Markets
	Santander Investment Securities	SMBC Nikko Securities
	UniCredit Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 4.25 08/18/25, C#404280AU3

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.180

Comparable Securities

1)	Santander Holdings, C#80282KAE6
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,223,484,734.24

(11)	Price Paid per Unit: $99.180
1

(12)	Total Price Paid by Portfolio:
1,305,000 bonds @ $99.180 = $1,294,299.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,500,000 bonds @ $99.180 = $24,299,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	BB&T Capital Markets	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Capital Markets	Scotia Capital
	Deutsche Bank Securities	SG Americas Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	Mitsubishi UFJ Securities	UMB Financial Services
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Automatic Data Processing, Inc.

(3)	Title of Securities: ADP 2.25 09/15/20, C#053015AD5

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.911

Comparable Securities
1)	Lam Research, C#512807AM0
2)	Texas Instruments, C#882508AZ7
3)	Kimberly-Clark, C#494368BS1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,202,468,788.14

(11)	Price Paid per Unit: $99.911
1

(12)	Total Price Paid by Portfolio:
1,405,000 bonds @ 99.911 = $1,403,749.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ 99.911 = $29,973,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	BB&T Capital Markets	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Capital Markets	Scotia Capital
	Deutsche Bank Securities	SG Americas Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	Mitsubishi UFJ Securities	UMB Financial Services
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Automatic Data Processing, Inc.

(3)	Title of Securities: ADP 3.375 09/15/25, C#053015AE3

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1)	Lam Research Corp., C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Kimberly-Clark Corporation, C#494368BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,202,468,788.14

(11)	Price Paid per Unit: $99.891
1

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs	Mizuho Securities
	HSBC Securities	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Evercore Group	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 1.85 09/04/18, C#375558BE2

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.989

Comparable Securities
1)	Celgene Corporation, C#151020AT1
2)	Eli Lilly, C#532457BK3
3)	Johnson & Johnson, C#478160

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.989

(12)	Total Price Paid by Portfolio:
840,000 bonds @ $99.989 = $839,907.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,500,000 bonds @ $99.989 = $52,494,225.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

(12)	Total Price Paid by Portfolio:
845,000 bonds @ 99.891 = $844,078.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ 99.891 = $32,964,030.00

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs	Mizuho Securities
	HSBC Securities	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Evercore Group	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 2.55 09/01/20, C#375558BB8

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.820

Comparable Securities
1)	Celgene Corporation, C#151020AQ7
2)	Abbott Laboratories, C#002824AZ3
3)	Johnson & Johnson, C#478160BM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.820

(12)	Total Price Paid by Portfolio:
1,960,000 bonds @ $99.820 = $1,956,472.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,500,000 bonds @ $99.820 = $46,416,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.162%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	J.P. Morgan	Mizuho Securities

Co-Managers
	Goldman Sachs	MUFG
	Barclays	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	HSBC	Williams Capital Group
	RBC Capital Markets	Evercore

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.25 09/01/22, C#375558BC6

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities
1)	Celgene Corporation, C#151020AR5
2)	Abbott Laboratories, C#002824BA7
3)	Johnson & Johnson, C#478160BN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.859 = $559,210.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.859 = $11,983,08.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sacs
	J.P. Morgan	Barclays Capital

Co-Managers
	Wells Fargo Securities	MUFG
	HSBC	SMBC Nikko
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.65 03/01/26, C#375558BF9

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,750,000,000

(6)	Unit Price of Offering: $99.596

Comparable Securities
1)	Celgene Corporation, C#151020AS3
2)	Abbott Laboratories, C#002824BB5
3)	Eli Lilly & Co., C#532457BH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.596

(12)	Total Price Paid by Portfolio:
1,400,000 bonds @ $99.596 = $1,394,344.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.596 = $82,664,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities
	Barclays	SMBC Nikko Securities
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.6 09/01/35, Cusip #375558BG7

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Energy Transfer Partners, C#29273RBE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.665 = $558,124.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.665 = $12,956,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	J.P. Morgan	Barclays

Co-Managers
	Wells Fargo Securities	Mitsubishi UFJ Securities
	HSBC	SMBC Nikko Securities
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.75 03/01/46, C#375558BD4

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.587

Comparable Securities
1)	Celgene, C#151020AU8
2)	Cardinal Health, C#14149YBB3
3)	Pepsico, C#71344BCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.587

(12)	Total Price Paid by Portfolio:
1,400,000 bonds @ $99.587 = $1,394,218.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.587 = $82,657,210.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley

Co-Managers
	Barclays	Mizuho Securities
	BNY Mellon	RBC Capital Markets
	Citigroup	SunTrust Robinson Humphrey
	Credit Suisse	TD Securities
	Fifth Third Securities	US Bancorp
	Goldman Sachs	Wells Fargo Securities
	Lebenthal & Co.	Williams Capital Group

(2)	Names of Issuers: The Home Depot, Inc.

(3)	Title of Securities: HD 3.35 09/15/25, C#437076BK7

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.857

Comparable Securities
1)	Ford Motor Credit, C#345397XL2
2)	General Motors Financial, C#37045XAZ9
3)	Philip Morris Intl., C#718172BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,202,468,788.14

(11)	Price Paid per Unit: $99.857

(12)	Total Price Paid by Portfolio:
1,120,000 bonds @ $99.857 = $1,118,398.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.857 = $34,949,950.00

(14)	% of Portfolio Assets Applied to Purchase
.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
J.P. Morgan

Co-Managers
	Goldman Sachs	BBVA Securities
	US Bancorp	BMO Capital Markets
	Wells Fargo Securities	CL King & Associates
	ANZ Securities	Mizuho Securities
	BB&T Capital Markets	Williams Capital Group LP

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 3.375 09/15/25, C#548661DH7

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.421

Comparable Securities
1)	Philip Morris Intl., C#718172BQ1
2)	Simon Property Group, C#828807CV7
3)	Ford Motor Credit Co., C#345397XL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 09/09/15

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.421

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.421 = $556,757.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.421 = $19,884,200.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
J.P. Morgan

Co-Managers
	Goldman Sachs	BBVA Securities
	US Bancorp	BMO Capital Markets
	Wells Fargo Securities	CL King & Associates
	ANZ Securities	Mizuho Securities
	BB&T Capital Markets	Williams Capital Group LP

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 4.375 09/15/45, C#548661DJ3

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $97.632

Comparable Securities
1)	Burlington Northern Santa Fe, C#12189LAX9
2)	Pepsico, C#713448CZ9
3)	American Intl. Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 09/09/15

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $97.632

(12)	Total Price Paid by Portfolio:
195,000 bonds @ $97.632 = $190,382.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $97.632 = $11,715,084.00

(14)	% of Portfolio Assets Applied to Purchase
.016%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman Sachs	Morgan Stanley

Co-Managers
	ANZ Securities	Scotiabank
	GC Securities	Wells Fargo Securities

(2)	Names of Issuers: Marsh & McLennan Companies, Inc.

(3)	Title of Securities: MMC 3.75 03/14/26, Cusip #571748AZ5

(4)	Date of First Offering: 09/09/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities

1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase, C#46625HMN7
3)	American Intl. Group, C#02687DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,204,301,773.74

(11)	Price Paid per Unit: $99.923

(12)	Total Price Paid by Portfolio:
1,115,000 bonds @ $99.923 = $1,114,141.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.923 = $19,984,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Banca IMI	RBS Securities
	BMO Capital Markets	Scotia Capital
	BNY Mellon Capital Markets	Societe Generale
	Capital One Securities	SunTrust Robinson Humphrey
	CIBC World Markets	Swedbank AB
	Commerz Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	RBC Capital Markets	Samuel A. Ramirez & Co.

(2)	Names of Issuers: Credit Suisse Group Funding Ltd.

(3)	Title of Securities: CS 3.8 09/15/22 144A, Cusip #225433AG6

(4)	Date of First Offering: 09/10/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	American Intl. Group, C#026874DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 09/10/15

(10)	Portfolio Assets on Trade Date: $1,200,511,696.89
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
1,790,000 bonds @ $99.829 = $1,786,939.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.829 = $34,940,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.149%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup	Wells Fargo Securities
Danske Bank

Co-Managers

(2)	Names of Issuers: Danske Banks A/S

(3)	Title of Securities: DANBNK 2.75 09/17/20 144A, C#23636AAD3

(4)	Date of First Offering: 09/10/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.796

Comparable Securities

1)	Lloyds Bank, C#53944VAK5
2)	Simon Property Group, C#828807CU9
3)	Fifth Third Bancorp, C#316773CT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 144 years

(9)	Trade Date: 09/10/15

(10)	Portfolio Assets on Trade Date: $1,200,511,696.89

(11)	Price Paid per Unit: $99.796

(12)	Total Price Paid by Portfolio:
1,225,000 bonds @ $99.796 = $1,222,501.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.796 = $19,959,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
144 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Deutsche Bank Securities
	BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	MUFG	BB&T Capital Markets
	Scotiabank	BBVA
	U.S. Bancorp	SunTrust Robinson Humphrey
Barclays

(2)	Names of Issuers: Wyndham Worldwide Corporation

(3)	Title of Securities: WYN 5.1 10/01/25, C#98310WAM0

(4)	Date of First Offering: 09/10/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.966

Comparable Securities

1)	Ford Motor Credit, C#345397XL2
2)	Plains All American Pipeline, C#72650RBJ0
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 09/10/2015

(10)	Portfolio Assets on Trade Date: $1,200,511,696.89

(11)	Price Paid per Unit: $99.966

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.966 = $559,809.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.966 = $9,996,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
MUFG

Co-Managers
	US Banccorp	SunTrust Robinson Humphrey
	Mizuho Securities	PNC Capital Markets
	TD Securities	Fifth Third Securities
	Williams Capital Group	KBC Securities
	BNP Paribas	UniCredit Capital Markets
SMBC Nikko

(2)	Names of Issuers: St. Jude Medical, Inc.

(3)	Title of Securities: STJ 3.875 09/15/25, C#790849AN3

(4)	Date of First Offering: 09/14/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.616

Comparable Securities

1)	Celgene, C#151020AS3
2)	Abbott Laboratories, C#002824BB5
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 09/14/15

(10)	Portfolio Assets on Trade Date: $1,201,179,669.38

(11)	Price Paid per Unit: $99.616

(12)	Total Price Paid by Portfolio:
840,000 bonds @ $99.616 = $836,774.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.616 = $14,942,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	J.P. Morgan	SunTrust Robinson Humphrey

Co-Managers
	Mizuho Securities	Fifth Third Securities
	MUFG	KeyBanc Capital Markets
	BB&T Capital Markets	Regions Securities
	BBVA	TD Securities
	Comerica Securities	U.S. Bancorp Investments

(2)	Names of Issuers: AutoNation, Inc.

(3)	Title of Securities: AN 3.35 01/15/21, C#05329WAL6

(4)	Date of First Offering: 09/16/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1)	Ford Motor Credit Co., C#345397XK4
2)	General Motors Financial Co., C#37045XAW6
3)	Southwest Airlines, C#844741BA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 09/16/15

(10)	Portfolio Assets on Trade Date: $1,195,625,571.89

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio:
390,000 bonds @ $99.998 = $389,992.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.998 = $6,999,860.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	J.P. Morgan	SunTrust Robinson Humphrey

Co-Managers
	Mizuho Securities	Fifth Third Securities
	MUFG	KeyBanc Capital Markets
	BB&T Capital Markets	Regions Securities
	BBVA	TD Securities
	Comerica Securities	U.S. Bancorp Investments

(2)	Names of Issuers: AutoNation, Inc.

(3)	Title of Securities: AN 4.5 10/01/25, C#05329WAM4

(4)	Date of First Offering: 09/16/15

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.663

Comparable Securities

1)	Ford Motor Credit, C#345397XL2
2)	Santander Holdings USA, C#80282KAE6
3)	Ingram Micro, C#457153AG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 09/16/15

(10)	Portfolio Assets on Trade Date: $1,195,625,571.89

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
280,000 bonds @ $99.663 = $279,056.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.663 = $9,966,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Dominion Resources, Inc.

(3)	Title of Securities: D 3.9 10/01/25. C#25746UCE7

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.876

Comparable Securities
1)	Public Service Co. of New Mexico, C#744542AC5
2)	Pacific Gas & Electric, C#694308HM2
3)	Xcel Energy, C#98389BAR1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,200,351,228.77

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio:
698,000 bonds @ $99.876 = $697,134.48

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.876 = $19,975,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.058%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Morgan Stanley
	BofA Merrill Lynch	TD Securities

Co-Managers
	Barclays	RBC Capital Markets
	Mizuho Securities	Wells Fargo Securities

(2)	Names of Issuers: Tennessee Valley Authority

(3)	Title of Securities: TVA 4.25 09/15/65, C#880591ES7

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $97.314

Comparable Securities
1)	Northern States Power - Minn. C#665772CN7
2)	Pepsico, C#713448CZ9
3)	South Carolina Electric & Gas, C#837004CJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,200,351,228.77

(11)	Price Paid per Unit: $97.314

(12)	Total Price Paid by Portfolio:
1,687,000 bonds @ $97.314 = $1,641,687.18

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $97.314 = $29,194,200.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.137%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Citigroup Global Markets	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Capital One Securities
	J.P. Morgan Securities	CIBC World Markets
	BofA Merrill Lynch	Desjardins Securities
	Morgan Stanley	Drexel Hamilton
	RBC Capital Market	Fifth Third Securities
	Scotia Capital	Mischler Financial Group
	TD Securities	Nat’l Bank of Canada
	Wells Fargo Securities	Regions Securities
	Academy Securities	SunTrust Robinson Humphrey
	Apollo Global Securities	U.S. Bancorp Investments
BMO Capital Markets

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 2.95 09/24/20 144A, Cusip #90351DAA5

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	JPMorgan Chase & Co., C#46625HLW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,200,351,228.77
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
2,052,000 bonds @ $99.829 = $2,048,491.08

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.829 = $59,897,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.171%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Citigroup Global Markets	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Capital One Securities
	J.P. Morgan Securities	CIBC World Markets
	BofA Merrill Lynch	Desjardins Securities
	Morgan Stanley	Drexel Hamilton
	RBC Capital Market	Fifth Third Securities
	Scotia Capital	Mischler Financial Group
	TD Securities	Nat’l Bank of Canada
	Wells Fargo Securities	Regions Securities
	Academy Securities	SunTrust Robinson Humphrey
	Apollo Global Securities	U.S. Bancorp Investments
BMO Capital Markets

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 4.125 09/24/25 144A, C#90351DAB3

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.813

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	JPMorgan Chase & Co., C#46625HLW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,200,351,228.77
1

(11)	Price Paid per Unit: $99.813

(12)	Total Price Paid by Portfolio:
1,364,000 bonds @ $99.813 = $1,361,449.32

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.813 = $82,844.790.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	Barclays Capital	Drexel Hamilton
	BBVA Securities	Fifth Third Securities
	Credit Suisse Securities	Great Pacific Securities
	Deutsche Bank Securities	Guzman & Co.
	HSBC Securities	Imperial Capital
	ING Financial Markets	Lebenthal & Co.
	Natixis Securities	Loop Capital Markets
	SG Americas Securities	MFR Securities
	Wells Fargo Securities	Mischler Financial Group
	ABN AMRO Securities	Mizuho Securities
	Academy Securities	NyKredit Bank
	BB&T Capital Markets	Samuel A. Ramirez & Co.
	Blaylock	Scotia Capital USA
	BMO Capital Markets	SunTrust Robinson Humphrey
	BNY Mellon Capital Markets	TD Securities
	Cabrera Capital Markets	Telsey Advisory
	C. L. King & Associates	UniCredit Capital Markets
	Commerz Markets	Williams Capital Group
Danske Markets

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4.45 09/29/27, C#172967KA8

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.540

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Santander Holdings USA, C#80282KAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
1

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,204,533,416.12

(11)	Price Paid per Unit: $99.540

(12)	Total Price Paid by Portfolio:
1,950,000 bonds @ $99.540 = $1,941,030.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.540 = $39,816,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 2.6 10/01/20, C#871829AX5

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.809

Comparable Securities
1)	Kimberly-Clark Corporation, C#494368BS1
2)	Unilever Capital Corporation, C#904764AR8
3)	Pepsico, C#713448CS5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,201,809,107.32

(11)	Price Paid per Unit: $99.809

(12)	Total Price Paid by Portfolio:
1,115,000 bonds @ $99.809 = $1,112,870.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.809 = $19,961,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3.75 10/01/25, C#871829AZ0

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1)	Hershey Company, C#427866AU2
2)	Philip Morris Intl. Inc. C#718172BQ1
3)	Kimberly-Clark Corp., C#49436BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,201,809,107.32

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
835,000 bonds @ $100 = $835,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 4.85 10/01/45, C#871829AY3

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.921

Comparable Securities
1)	Pepsico 4.6 07/17/45, C#713448CZ9
2)	Estee Lauder, C#29736RAG5
3)	Mondelez Int’l, C#609207AG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,201,809,107.32

(11)	Price Paid per Unit: $99.921

(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.921 = $334,735.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.921 = $11,990,052.00

(14)	% of Portfolio Assets Applied to Purchase
.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	TD Securities
	BofA Merrill Lynch	U.S. Bancorp
SunTrust Robinson Humphrey

Co-Managers
	BBVA Securities	RBC Capital Markets
	BMO Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Regions Securities

(2)	Names of Issuers: Block Financial

(3)	Title of Securities: HRB 4.125 10/01/20, C#093662AF1

(4)	Date of First Offering: 09/25/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Lloyds Bank, C#53944VAK5
3)	Simon Property Group, C#828807CU9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 09/25/15

(10)	Portfolio Assets on Trade Date: $1,199,251,887.43

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.674 = $553,190.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.674 = $9,967,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	TD Securities
	BofA Merrill Lynch	U.S. Bancorp
SunTrust Robinson Humphrey

Co-Managers
	BBVA Securities	RBC Capital Markets
	BMO Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Regions Securities

(2)	Names of Issuers: Block Financial

(3)	Title of Securities: HRB 5.25 10/01/25, C#093662AG9

(4)	Date of First Offering: 09/25/15

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.700

Comparable Securities
1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 09/25/15

(10)	Portfolio Assets on Trade Date: $1,199,251,887.43

(11)	Price Paid per Unit: $99.700

(12)	Total Price Paid by Portfolio:
350,000 bonds @ $99.700 = $348,950.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.700 = $9,970,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Scotia Capital
	RBC Capital Markets	Wells Fargo Securities

Co-Managers
	Credit Suisse	Mizuho Securities
	Mitsubishi UFJ Securities	PNC Capital Markets

(2)	Names of Issuers: PPL Electric Utilities

(3)	Title of Securities: PPL Electric Utilities, C#69351UAT0

(4)	Date of First Offering: 09/28/15

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.388

Comparable Securities
1)	Puget Sound Energy, C#745332CG9
2)	Tampa Electric, C#875127BD3
3)	Northern States Power-Minn., C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 95 years

(9)	Trade Date: 09/28/15

(10)	Portfolio Assets on Trade Date: $1,199,251,887.43

(11)	Price Paid per Unit: $99.388

(12)	Total Price Paid by Portfolio:
1,005,000 bonds @ $99.388 = $998,849.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.388 = $19,877,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
95 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	HSBC
	Deutsche Bank Securities	J.P. Morgan

Lead-Managers
	BBVA	Scotia Capital
	BofA Merrill Lynch	TD Securities
	Credit Suisse	UBS Securities
	Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Westfield WEA Finance LLC

(3)	Title of Securities: WFDAU 3.25% 10/05/20 144A, C#92890HAE2

(4)	Date of First Offering: 09/28/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.657

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	Fifth Third Bancorp, C#316773CT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 55 years

(9)	Trade Date: 09/28/15

(10)	Portfolio Assets on Trade Date: $1,202,679,299.00

(11)	Price Paid per Unit: $99.657

(12)	Total Price Paid by Portfolio:
1,210,000 bonds @ $99.657 = $1,205,849.70
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.657 = $23,917,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
55 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 2.85 10/05/18 144A, C#42824CAC3

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $2,650,000,000

(6)	Unit Price of Offering: $99.872

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Celgene Corporation, C#151020AT1
3)	Citigroup, C#172967JW2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,199,231,980.27
1

(11)	Price Paid per Unit: $99.872

(12)	Total Price Paid by Portfolio:
2,350,000 bonds @ $99.872 = $2,346,992.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.872 = $44,942,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 3.6 10/15/20 144A, Cusip #42824CAE9

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities

1)	Xerox Corporation, C#984121CM3
2)	Dun & Bradstreet, C#26483EAH3
3)	Biogen, C#09062XAC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,199,231,980.27
1

(11)	Price Paid per Unit: $99.972

(12)	Total Price Paid by Portfolio:
1,765,000 bonds @ $99.972 = $1,764,505.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.972 = $34,990,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 4.9 10/15/25 144A, Cusip #42824CAP4

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.725

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,199,231,980.27
1

(11)	Price Paid per Unit: $99.725

(12)	Total Price Paid by Portfolio:
1,765,000 bonds @ $99.725 = $1,760,146.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.725 = $36,898,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 6.2 10/15/35 144A, Cusip #42824CAQ2

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.942

Comparable Securities

1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.825%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,199,231,980.27
1

(11)	Price Paid per Unit: $99.942

(12)	Total Price Paid by Portfolio:
390,000 bonds @ $99.942 = $389,773.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.942 = $9,994,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 19, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 6.35 10/15/45 144A, Cusip #42824CAR0

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.932

Comparable Securities

1)	Pepsico 4.6 07/17/45, C#713448CZ9
2)	Estee Lauder, C#29736RAG5
3)	Mondelez Int’l, C#609207AG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.825%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,199,231,980.27
1

(11)	Price Paid per Unit: $99.932

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $99.932 = $1,054,282.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.932 = $19,986,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer